SUPPLEMENT
                                     TO THE
                                   PROSPECTUS
                                DATED MAY 1, 2000
                                       FOR
                     PERSPECTIVE FIXED AND VARIABLE ANNUITY

                       JACKSON NATIONAL SEPARATE ACCOUNT I



Effective January 31, 2001, Jackson National Financial Services, LLC ("JNFS, LLC") will merge into Jackson National Asset Management, LLC ("JNAM, LLC"). For all purposes, JNAM, LLC will be deemed a party in lieu of JNFS, LLC and JNAM, LLC will be responsible for the performance of all duties and obligations currently assumed by JNFS, LLC. Management of JNFS, LLC anticipates that this transition should be seamless. The management of JNAM, LLC is the same as that of JNFS, LLC.

All references in the prospectus to Jackson National Financial Services, LLC should be deleted and replaced with Jackson National Asset Management, LLC.







This Supplement is dated January 31, 2001.

(To be used with VC3656 Rev. 09/00)